                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 15, 2004
               (Date of Earliest Event Reported: March 15, 2004)

                              EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

    Delaware                 1-14365                   76-0568816
(State or other          (Commission File           (I.R.S. Employer
jurisdiction of              Number)               Identification No.)
incorporation or
 organization)

                                El Paso Building
                             1001 Louisiana Street
                              Houston, Texas 77002
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 420-2600
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Item 9.  Regulation FD Disclosure

         Attached is an email correspondence from D. Dwight Scott, our Chief Financial Officer to our Investors and Analysts. The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

         (a) Exhibits.

    Exhibit
    Number      Description
    -------     ---------------------------------------------------------------
     99.1       Email Correspondence from D. Dwight Scott dated March 15, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EL PASO CORPORATION

                                             By:     /s/ Jeffrey I. Beason
                                                 -------------------------------
                                                       Jeffrey I. Beason
                                                    Senior Vice President
                                                        and Controller
                                                 (Principal Accounting Officer)


Dated: March 15, 2004

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                                 EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
99.1              Email to Investors dated March 15, 2004.